UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material under §240.14a-12

Hibbett, Inc.
_________________________________________________________________________________
(Name of Registrant as Specified in its Charter)
_________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒    No fee required.

☐              Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
____________________________________________________________________________________________

IMPORTANT ANNUAL MEETING INFORMATION

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Hibbett, Inc. Stockholder Meeting to be Held on May 25, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and Annual Report to stockholders are available at:

Shareholder Meeting Notice

The 2022 Annual Meeting of Stockholders of Hibbett, Inc. will be held on Wednesday, May 25, 2022 at 11:00 a.m. Central Time, virtually via the internet at www.meetingnow.global/M5J7YJH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, 5 and 6:
1.    Election of Class II Directors:
    01 - Ramesh Chikkala
    02 - Karen S. Etzkorn
    03 - Linda Hubbard
2.    Ratification of the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm for Fiscal 2023.
3.    Say on Pay – Approval, by non-binding advisory vote, of the compensation of our named executive officers.
4.    Approval of the Hibbett, Inc. Amended and Restated Non-Employee Director Equity Plan.
5.    Approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 80,000,000 to 160,000,000.
6.    Approval of an amendment to the Hibbett, Inc. 2016 Executive Cash Bonus Plan

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–Internet - Go to www.investorvote.com/hibb
–Phone - Call us free of charge at 1-866-641-4276
–Email - Send an email to investorvote@computershares.com with “Proxy Materials Hibbett,
Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 15, 2022.